SCUDDER
                                                                     INVESTMENTS

Target Funds
Scudder Target 2013 Fund

Supplement to the Prospectus Dated February 15, 2003

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Due to market conditions, on June 23, 2003, Scudder Target 2013 Fund will cease to offer shares to both existing and new shareholders, subject to the exceptions noted below. As detailed in the fund's prospectus, the fund will cease offering its shares if their continued offering would cause more than 70% of the fund's assets to be allocated to Zero Coupon Treasuries in order to provide shareholders with at least a minimum exposure to the equity markets. Due to a combination of market factors including the currently low interest rate environment, the percentage of fund assets allocated to Zero Coupon Treasuries necessitates the closing of the fund. In the future, if market conditions allow, the fund may reopen from time to time to new investments.

Current fund shareholders may continue to make additional investments in their existing Scudder Target 2013 Fund account only through reinvestment of their dividends. Shareholders who purchase their shares through a qualified defined contribution retirement plan may continue to purchase shares of the fund and these plans may continue to offer the fund as an investment option to their participants.

If you have any questions concerning the status of the fund, please contact your financial representative or call Scudder Investments at (800) 621-1048.



June 20, 2003
STF2013-3600
527495